                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                       NORWEST SELECT FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                       IMPORTANT NOTICE: PLEASE COMPLETE
                    THE ENCLOSED PROXY BALLOT AND RETURN IT
               AS SOON AS POSSIBLE. FOR YOUR CONVENIENCE, YOU MAY
              VOTE BY CALLING THE TOLL-FREE NUMBER PRINTED ON YOUR
        PROXY BALLOT 24 HOURS A DAY OR BY INTERNET AT WWW.PROXYVOTE.COM
          A CONFIRMATION OF YOUR TELEPHONE VOTE WILL BE MAILED TO YOU.

                              NORWEST SELECT FUNDS
                              TWO PORTLAND SQUARE
                               PORTLAND, ME 04101

                                  May   , 1999

Dear Valued Shareholder:

    We are seeking your approval of a proposed reorganization of your Norwest Select Income Equity Fund into the Wells Fargo Income Equity Fund, which is a new Fund of the Wells Fargo Variable Trust. The proposed reorganization is part of a larger plan to consolidate the Life & Annuity Trust Fund and Norwest Select Fund families, following last November's merger of Wells Fargo & Company and Norwest Corporation. Currently, the Life & Annuity Trust Funds and Norwest Select Funds are organized in two different legal entities. In a separate proxy statement, the Life & Annuity Trust Funds also are seeking approval from their shareholders for the proposed reorganization of the Life & Annuity Trust Funds into new Funds of the Wells Fargo Variable Trust.

    By consolidating these Fund families into new entities, we expect to reduce management and administrative inefficiencies arising from the operation of two separate legal entities. We also will achieve increased market presence for the new consolidated Fund family, which we believe will be advantageous for all Fund shareholders.

    WELLS FARGO BANK HAS AGREED TO PAY ALL EXPENSES OF THE REORGANIZATION SO THAT SHAREHOLDERS WILL NOT BEAR THESE COSTS.

    THE BOARD OF TRUSTEES OF THE NORWEST SELECT FUNDS HAS UNANIMOUSLY APPROVED THE REORGANIZATION AND BELIEVES THAT IT IS IN THE BEST INTERESTS OF SHAREHOLDERS AND THAT THE INTERESTS OF SHAREHOLDERS WILL NOT BE DILUTED AS A RESULT OF THE REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL AND APPROVE THE REORGANIZATION.

    Under the reorganization, the Norwest Select Income Equity Fund will transfer all of its assets and liabilities to the Wells Fargo Income Equity Fund with the same investment objectives and principal investment strategies. We will refer to these Funds as the NS Fund and the WFVT Fund and together as the Funds. We will refer to the Wells Fargo Trust Fund, Norwest Select Fund and Life & Annuity Trust Fund groups as the WFVT Funds, NS Funds and LAT Funds. After the reorganization, shareholders of the NS Fund will hold shares of the WFVT Fund having the same total value as the shares that the shareholders held immediately before the reorganization.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION?

    - The combined Fund families will provide investors with a wider array of investment options and therefore more choices of available funds.

    - The reorganization will not cause any tax consequences for contract holders.

    - By reducing the number of legal entities to one, the reorganization will result in operating efficiencies for the Fund.

    - Wells Fargo will pay all of the costs of the reorganization.

    You do not need to make any changes to your investments now. We are confident that you will be pleased with the choices in the new WFVT Fund family.

    Please read the enclosed proxy materials and consider the information presented. We encourage you to complete and mail your proxy card promptly. No postage is necessary if you mail it in the United States. You also may vote on the internet (http://www.proxyvote.com) or by telephone at the toll-free number printed on your proxy ballot. We encourage you to vote promptly.

                                          Very truly yours,
                                          [NAME]
                                          [TITLE]

                               INCOME EQUITY FUND

                              NORWEST SELECT FUNDS
                              TWO PORTLAND SQUARE
                               PORTLAND, ME 04101

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          SCHEDULED FOR AUGUST 5, 1999

    This is the formal agenda for the Fund's special shareholder meeting. It tells shareholders what matters will be voted on and the time and place of the meeting.

To the Shareholders of Norwest Select Income Equity Fund:

    A special meeting of the shareholders will be held on August 5, 1999, at 10:00 a.m. (Eastern Time) at the office of Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Washington, D.C., to consider the following:

    1. A proposal to approve an Agreement and Plan of Reorganization for the NS Fund. Under this Agreement, the NS Fund will transfer all of its assets and liabilities to a newly-created corresponding WFVT Fund in exchange for shares of the WFVT Fund. These shares will be distributed proportionately to the shareholders of the NS Fund. The WFVT Fund also would assume the liabilities of the NS Fund.

    2.  Any other business that properly comes before the meeting.

    Shareholders of record as of the close of business on May 6, 1999 are entitled to vote at the meeting and any related follow-up meetings.

    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD (VOTING INSTRUCTION CARD), OR VOTE ON THE INTERNET OR BY TELEPHONE.

                                          By Order of the Board of Trustees

                                          --------------------------------------
                                          Secretary

May   , 1999

              YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE
              NUMBER OF SHARES THAT YOU OWNED ON THE RECORD DATE.

                               INCOME EQUITY FUND

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS

                                  INTRODUCTION

WHAT IS THIS DOCUMENT AND WHY DID WE SEND IT TO YOU?

    This is a proxy statement containing information that shareholders should know before voting on the reorganization of the NS Fund. The shares of the Fund may be purchased only by separate accounts of insurance companies for the purpose of funding variable insurance products, including variable annuity contracts and variable life insurance policies. As of the record date, the shares of the NS Fund were legally owned by participating insurance companies to fund various variable annuity products. This proxy statement is being forwarded to holders of the variable insurance contracts and policies, whom we will call contract holders, who beneficially own shares of the NS Fund. The participating insurance companies will vote their shares in accordance with the instructions from contract holders. Because contract holders beneficially own NS Fund shares, they should view themselves as shareholders of the NS Fund for purposes of this proxy statement.

    On March 25, 1999, the Board of Trustees approved a plan to reorganize the NS Fund into the newly created WFVT Fund with the same investment objectives and principal investment strategies. The proposed reorganization is part of a larger plan to consolidate the LAT Fund and NS Fund families, following the merger of Wells Fargo & Company and Norwest Corporation in November 1998. This proxy statement contains the information shareholders should know before voting on the proposed reorganization of the NS Fund into the corresponding WFVT Fund.

HOW WILL THE REORGANIZATION WORK?

    The reorganization will involve three steps:

    - the transfer of the assets of the NS Fund to the WFVT Fund in exchange for shares of the WFVT Fund of equivalent value to the net assets transferred;

    - the pro rata distribution of the WFVT Fund's shares to the shareholders of record of the NS Fund as of the effective date of the reorganization in full redemption of those shareholders' shares in the NS Fund; and

    - the immediate liquidation and termination of the NS Fund.

    As a result of the reorganization, each shareholder of a NS Fund will instead hold shares of the corresponding WFVT Fund having the same total value as the shares that they held immediately before the reorganization. If a majority of the shares of the NS Fund do not approve the reorganization, the NS Fund will not participate in the reorganization. In such a case, the NS Fund will continue its operations and its Trustees will consider what further action is appropriate.

WILL THE REORGANIZATION AFFECT MY CONTRACT RIGHTS?

    The participating insurance companies have advised us that, as contract owners in an annuity, you will continue to receive income payments according to the option you have chosen under the contract prospectus. The reorganization will not affect your contract rights, except that your variable payments will depend on the performance of the WFVT Fund instead of the NS Fund.

IS ADDITIONAL INFORMATION ABOUT THE FUND AVAILABLE?

    Yes, additional information about the NS Fund is available in:

    - Prospectuses for the NS and WFVT Funds;

    - Statements of Additional Information, or SAIs, for the NS and WFVT Funds; and

    - The NS Fund's Annual and Semi-Annual Reports to shareholders, which contain financial information for the most recent periods.

    All of this information is in documents filed with the Securities and Exchange Commission. The financial statements contained in shareholder reports are legally deemed to be part of this proxy statement. The shareholder reports have been previously mailed to shareholders.

    The WFVT Funds currently are not operating mutual funds nor do they have an effective prospectus that contains a description of the new WFVT Fund. They do, however, have a preliminary prospectus and Statement of Additional Information. These documents are subject to completion and revision before becoming effective with the SEC.

    All of these documents are available through the SEC's web site at www.sec.gov. You may find information about the WFVT Fund under Wells Fargo Variable Trust and information about the NS Fund under Norwest Select Funds, Inc. Shareholders also may obtain these documents without charge by writing to or calling:

                           Wells Fargo Variable Trust
                                 P.O. Box 7066
                          San Francisco, CA 94120-7066
                                 1-800-552-9612

    There is an Agreement and Plan of Reorganization between the NS Funds and WFVT Funds that lays out the technical details of how the reorganization will be accomplished. Copies of this Agreement and Plan are available without charge by writing to or calling us at the address or telephone number listed above.

    It is expected that this Proxy Statement will be mailed to shareholders in early June 1999.

                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                -----
Introduction...............................................................................................           7

  Description of the Proposal..............................................................................           7

  Reasons for the Reorganization...........................................................................           7

Effects of the Reorganization..............................................................................           8

  Comparison of Business Structures........................................................................           8

  Comparison of Investment Advisors and Advisory Fees......................................................           9

  Substitution of a Distribution Fee for an Existing Shareholder Servicing Fee.............................           9

  Modernized and Streamlined Investment Policies and Restrictions..........................................           9

  Comparison of Fees and Expenses..........................................................................          10

Other Information about the Proposed Reorganization........................................................          10

  Federal Income Tax Consequences..........................................................................          10

  More Information on Proxy Voting.........................................................................          10

  Large Shareholders and Contract Holders..................................................................          11

EXHIBIT A: Fee and Expense Comparison......................................................................          12

EXHIBIT B: Trustees of the Wells Fargo Variable Trust Fund.................................................          13

APPENDIX: Form of Proxy Ballot.............................................................................          14

INTRODUCTION

    The Board of Trustees called this meeting to allow shareholders to consider and vote on one proposal--the proposed reorganization of the NS Fund into a new WFVT Fund. We shall refer to this as the reorganization. Please be sure to read the entire proxy statement and the attached exhibit to determine how the reorganization will affect the NS Fund before casting your vote.

    DESCRIPTION OF THE PROPOSAL

    On March 25, 1999, the Board of Trustees of the NS Fund unanimously voted to approve the reorganization, subject to approval of the Fund's shareholders. At the meeting, the shareholders of the NS Fund will be asked to approve the proposed reorganization of the NS Fund into the corresponding WFVT Fund. The reorganization will include the transfer of all assets and liabilities of the NS Fund to the corresponding WFVT Fund. NS Fund shareholders will receive shares of a comparable class of the WFVT Fund having the same total value as the shares of the NS Fund. If approved by shareholders, the reorganization is expected to occur in September 1999.

    The investment objectives and principal investment strategies of the Fund will remain the same. The WFVT Fund differs in some respects from the NS Fund. These differences are described in general terms below.

    THE REASONS FOR THE REORGANIZATION

    The reorganization is part of a larger plan to consolidate the LAT Fund and NS Fund families after the merger of Wells Fargo & Co. and Norwest Corporation in November 1998. To accomplish this goal, some of the LAT Funds and the NS Funds are merging together into new WFVT Funds. YOUR Fund is NOT being merged with an existing LAT Fund. Rather, your Fund will be reorganized into a new WFVT Fund with the same investment objectives and principal investment strategies as your existing NS Fund.

    The benefits of consolidating the LAT and NS Funds are:

    - eliminating the marketing and management overlap arising from operating two separate fund families;

    - facilitating more effective marketing and distribution of all Fund shares by creating a single, recognizable fund family--the Wells Fargo Fund family;

    - providing insurance shareholders with access to an expanded menu of investment choices, which should benefit all Fund shareholders; and

    - creating legal entities subject to the same state law and governing documents, which can increase operational efficiencies and manage expenses by eliminating duplicative costs, such as fund compliance and recordkeeping.

    The reorganization will not result in dilution for any shareholder because NS Fund shareholders will own the same amount of shares with the same value of the WFVT Fund immediately after the reorganization that the shareholder owned in the NS Fund immediately before the reorganization.

    Wells Fargo also has agreed to pay all of the expenses associated with the reorganization, including the cost of soliciting proxies to obtain shareholder approval.

    After considering the expense ratios for the existing NS Fund and the corresponding WFVT Fund and all of the benefits of the proposed reorganization, the NS Board unanimously approved the proposed reorganization and recommended that you vote to approve the reorganization by voting FOR the proposal.

THE EFFECTS OF THE REORGANIZATION

    The reorganization will result in some changes and establish a new fee structure for the NS Fund. These changes are listed below and are discussed in more detail later in the sections that follow.

    - The reorganization the NS Fund into a new Delaware business trust with ten Trustees, five of whom currently serve as LAT Fund Directors and five of whom currently serve as NS Fund Trustees;

    - New investment advisory arrangements with Wells Fargo;

    - Substituting a Distribution Plan for the existing Shareholder Servicing Plan;

    - Modernizing and streamlining the fundamental investment policies of the Fund, and classifying the investment objectives of the Fund as non-fundamental policies; and

    - The creation of a new fee structure.

    COMPARISON OF BUSINESS STRUCTURES

    Federal securities laws largely govern the way that mutual funds operate, but they do not cover every aspect of a fund's existence and operation. State law and a fund's governing documents fill in most of the gaps and can create additional operational rules and restrictions that funds must follow. Your NS Fund is currently organized as a Delaware business trust. The proposed reorganization would reorganize your Fund into a new Delaware business trust with new governing documents. The reason for choosing a new Delaware business trust is to have all the Funds of the new WFVT Fund family organized in the same manner, subject to the same state law and governing documents, and to take advantage of this chance to adopt modern, updated organizational documents for the new Fund family.

    Because your Fund is a Delaware trust, the reorganization would not change the applicable state law. The following is a discussion of the current governing documents of your NS Fund and the governing documents that will apply if it reorganizes as a new WFVT Fund. This discussion highlights certain information about the Fund's business structures and explains some of the differences between them.

    - THE BOARD OF TRUSTEES. Both the NS Fund and the WFVT Fund have a Board of Trustees. The Board of the WFVT Fund will have ten trustees, five of whom currently serve as LAT Fund Directors and five of whom currently serve as NS Fund Trustees. A majority of the Trustees of the WFVT Fund are disinterested trustees, which means that they are independent of the WFVT Fund and the Fund's adviser and distributor. A combined Board of LAT Fund Directors and NS Fund Trustees should ensure a smooth consolidation of the Fund families. Exhibit B contains a table with biographical information about the Trustees of the WFVT Funds.

    - ACTIONS OF THE BOARD. Delaware law provides Boards with flexibility in how they may meet and decide matters for the Fund. Under Delaware law, there is no restriction on how the Board may act and the Board may determine these matters if the Fund's governing documents are drafted to permit them to do so. Like the NS Fund, the WFVT Fund's governing documents give the Board more flexibility to decide matters for the Fund.

    - SHAREHOLDER VOTING RIGHTS. Under Delaware business trust law, shareholders are entitled to vote only on matters if required by applicable laws or under the governing documents. The WFVT Fund's governing documents would require shareholder approval of any matter only if required under the securities laws or if the Board decides to submit the matter for shareholder approval. As a result, the shareholders of the WFVT Fund will have more limited voting rights than the shareholders of the NS Fund. For example, NS Fund shareholders may remove Trustees from office at any meeting of the shareholders by a vote of shareholders owning at least two-thirds of the outstanding shares. In addition, the NS Fund's Trustees are required promptly to call a special meeting of shareholders when requested to do so in writing by shareholders owning at least ten percent of the outstanding shares. Also, the NS Fund shareholders are entitled to vote on certain reorganizations. Under the governing documents of the WFVT Fund, shareholders will not have the right to remove Trustees, Trustees will not be required to call special meetings at the request of shareholders, and shareholders will not be entitled to vote on reorganizations unless otherwise required by law. By limiting mandatory shareholder votes to those matters expressly required by applicable law, the Fund can save money by not having to schedule special shareholder meetings and solicit shareholder proxies.

    COMPARISON OF INVESTMENT ADVISORS AND ADVISORY FEES

    Norwest Investment Management, Inc. or NIM, which is now a wholly-owned subsidiary of Wells Fargo & Company, Norwest Center, Sixth Street and Marquette, Minneapolis, MN 55479, is currently the investment advisor for the NS Fund. In this capacity, NIM makes investment decisions for and administers the Fund's investment programs.

    As a result of the reorganization, Wells Fargo Bank, a wholly-owned subsidiary of Wells Fargo & Company, will replace NIM as the investment advisor to the Fund. Wells Fargo Bank is located at 525 Market St., San Francisco, CA 94163. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As of December 31, 1998, Wells Fargo and its affiliates provided advisory services for over $290 billion in assets. Wells Fargo Bank will employ NIM as sub-adviser to the Fund.

    Exhibit A contains a table that compares the current and proposed fees for the Fund, including a comparison of the current and proposed advisory fee, with and without waivers and reimbursements.

    SUBSTITUTION OF A DISTRIBUTION FEE FOR AN EXISTING SHAREHOLDER SERVICING FEE

    Currently, the NS Fund charges a shareholder servicing fee that covers the cost of selling agents performing certain services for your account, such as preparing statements, confirmations, answering questions about your account and other shareholder services. Forum Financial Services, Inc. currently provides these services. Instead of charging a shareholder servicing fee, the WF Fund will charge a distribution fee in the same amount. Because the WF Fund has replaced the shareholder servicing fee with a distribution fee, this change will not increase the Fund's operating expenses.

    MODERNIZED AND STREAMLINED INVESTMENT POLICIES AND RESTRICTIONS

    YOUR FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES WILL NOT CHANGE AS A RESULT OF THE REORGANIZATION.

    The WFVT Fund will have more modern and streamlined investment policies and restrictions. Investment policies can limit a portfolio manager from investing in a security that is consistent with the investment objectives and principal investment strategies of a Fund and an otherwise appropriate investment. One reason for changing some of these investment policies is to adopt uniform investment policies for similarly managed funds in the WFVT Fund family and to remove restrictions that unnecessarily hamper a portfolio manager's investment discretion.

    The WFVT Fund will have fewer "fundamental" investment policies, which can only be changed with shareholder approval and restrict the Fund's ability to respond to new developments and changing trends. The list of "fundamental" policies will be consistent across all WFVT Funds (with limited exceptions), which will greatly facilitate compliance and monitoring activities.

    Also, the WFVT Fund's investment objectives will not be classified as fundamental, which means that the Board can change them without shareholder approval. By eliminating the need for shareholder approval, the Fund can better respond to changing conditions and can save the Fund money by eliminating the need to solicit proxies to obtain shareholder approval. There is no current plan to change the investment objectives.

    COMPARISON OF FEES AND EXPENSES

    After the Reorganization, the projected operating expense ratio for the NS Fund will change from the current ratio. Wells Fargo, as investment adviser to the WFVT Fund, however, has agreed to fee waivers for one year so that the operating expense ratio will be at or close to the current expense ratio. Wells Fargo also has agreed to discuss any reduction in the waiver or reimbursement with the WF Fund Trustees. Exhibit A contains a comparative fee table for the Fund that contains more information about expenses, both before and after waivers and reimbursements.

OTHER INFORMATION ABOUT THE PROPOSED REORGANIZATION

    Federal Income Tax Consequences

    The completion of this reorganization is subject to the condition that the NS Fund receive an opinion from KPMG LLP that the reorganization will not result in the recognition of gain or loss for federal income tax purposes by the Fund under Sections 361 and 1032 of the Internal Revenue Code of 1986, or by the Fund's shareholders under Section 354 of the Code. The reorganization will not trigger any tax consequences for contract holders.

    MORE INFORMATION ON PROXY VOTING

    Shareholders of the NS Fund who own shares on May 6, 1999 are eligible to vote on the proposed reorganization. As of the record date, participating insurance companies, on behalf of their separate accounts, were shareholders of record. The insurance companies will vote shares of the NS Fund held by them in accordance with voting instructions received from contract holders for whose accounts the shares are held.

    In order to proceed with the reorganization, the lesser of (a) 67% or more of the Fund's voting shares, if holders of more than 50% of a Fund's outstanding shares are present or represented by proxy, or (b) more than 50% of a Fund's outstanding voting shares must vote to approve the reorganization.

    Contract holders have voting rights in relation to the account value maintained in the participating insurance company sub-accounts. You do not have voting rights in relation to account value maintained in any fixed allocations or in relation to fixed or adjustable annuity payments.

    The participating insurance companies will vote the shares of the underlying NS Fund in which the sub-accounts invest in the manner directed by contract holders. Contract holders give instructions equal to the number of shares represented by the sub-account units attributable to their annuity.

    The insurance company will vote the shares attributable to assets held in the sub-accounts solely for the participating insurance company rather than on behalf of contract holders, or any shares as to which they have not received voting instructions, in the same manner and proportion as the shares for which they have received voting instructions. For proxies received with no instructions on how to vote, the insurance company will vote those shares FOR the proposal.

    The participating insurance companies will provide contract holders with proper forms and proxies to enable them to provide voting instructions to the insurance company.

    Shareholders may vote in one of four ways. You may complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States). You may vote on the internet by going to http://www.proxyvote.com and following the instructions. You also can vote by calling the toll-free number listed on your proxy ballot. Last, you may vote in person by attending the special meeting.

    You may revoke a proxy after you have given it by submitting to the appropriate NS Fund a later dated proxy, delivering to the NS Fund a written notice of revocation, or otherwise giving written notice of revocation in person at the meeting. All properly executed proxies received in time for the meeting will be voted as specified in the proxy, or, if no specification is made FOR the proposal.

    The election inspectors will count your vote at the meeting, if cast in person or by proxy. The election inspectors will count:

    - votes cast "for" the proposal to determine whether sufficient affirmative votes have been cast;

    - abstentions of shares to determine whether a quorum is present at the meeting, but not to determine whether the proposal has been approved.

    The NS Fund Trustees know of no matters other than the proposal regarding the reorganization that will be brought before the meeting. If, however, any other matters properly come before the meeting, it is the Trustees' intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy.

    In addition to the solicitation of proxies by mail or expedited delivery service, the Board of Trustees or officers of the NS Fund and employees and agents of D.F. King & Company may solicit proxies in person or by telephone. Wells Fargo Bank will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting materials to their principals.

    LARGE SHAREHOLDERS AND CONTRACT HOLDERS

    The federal securities laws require that we include information about shareholders that own 5% or more of the outstanding shares of any of the Funds.

    [INSERT INFORMATION ABOUT SHAREHOLDERS]

                              AS OF APRIL 30, 1999

                                                                                                              PERCENT OF
                                                                                   PERCENTAGE   PERCENTAGE     FUND POST
               FUND                                    ADDRESS                      OF CLASS      OF FUND       CLOSING
-----------------------------------  --------------------------------------------  -----------  -----------  -------------
NORWEST SELECT                       FORTIS BENEFITS INSURANCE CO                        100%         100%          100%
INCOME EQUITY FUND                   ATTN BRUCE FIEDLER W1511
                                     PO BOX 64271
                                     ST PAUL MN 55164

                                   EXHIBIT A
                           FEE AND EXPENSE COMPARISON

      Norwest Select Fund                    WFVT Fund
--------------------------------  --------------------------------
 Before Waiver    After Waiver     Before Waiver    After Waiver
---------------  ---------------  ---------------  ---------------
   Select Income Equity Fund           WF Income Equity Fund

     1.34%            0.80%            1.16%            1.00%

                                   EXHIBIT B
                TRUSTEES OF THE WELLS FARGO VARIABLE TRUST FUND

NAME                           AGE      OCCUPATION
-------------------------      ---      ------------------------------------------------------------------------------
Jack S. Euphrat                    76   Board member of LAT Funds since inception in 1993; member of the Audit and
                                        Nominating Committees. Private Investor. Lives in Atherton, California.

Thomas S. Goho                     57   Board member of LAT Funds since inception in 1993; Chairman of the Nominating
                                        Committee and member of the Audit Committee. Associate Professor of Finance of
                                        the School of Business and Accounting at Wake Forest University since 1982.
                                        Lives in Winston-Salem, North Carolina.

Peter G. Gordon                    56   Board member of LAT Funds since 1998; Chairman of the Audit Committee and member of the Nominating Committee. Chairman and Co-Founder of Crystal Geyser
                                        Water Company and President of Crystal Geyser Roxane Water Company since 1977.
                                        Lives in Mill Valley, California.

W. Rodney Hughes                   72   Board member of LAT Funds since inception in 1993. Private investor. Lives in
                                        San Rafael, California.

Richard M. Leach                   65   Board member of the Norwest Advantage Fund family since inception; member of the Audit and Nominating Committees. President of Richard M. Leach Associates
                                        (a financial consulting firm) since 1992. Prior thereto, he was Senior Adviser of Taylor Investments (a registered investment adviser).

J. Tucker Morse                    54   Board member of LAT Funds since inception in 1993. Chairman of Home Account
                                        Network, Inc.; Chairman of Renaissance Properties Ltd.; President of Morse
                                        Investment Corporation; Co-Managing Partner of Main Street Ventures. Lives in
                                        Charleston, South Carolina.

Robert C. Brown                    67   Board member of NS Funds since 1992; member of the Valuation Board Committee.
                                        Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System
                                        Financial Assistance Corporation since February 1993. Prior thereto, he was
                                        Manager of Capital Markets Group, Norwest Corporation, until 1991. Lives in
                                        Sarasota, Florida.

Donald H. Burkhardt                72   Board member of NS Funds since 1992; Chairman of the Audit Board Committee and member of the Nominating Board Committee. Principal of the Burkhardt Law Firm.
                                        Lives in Denver, Colorado.

Timothy J. Penny                   46   Board member of NS Funds since 1995; member of the Nominating and Audit Board
                                        Committees. Senior Counsel to the public relations firm of Himle-Horner since
                                        January 1995 and Senior Fellow at the Humphrey Institute, Minneapolis,
                                        Minnesota (a public policy organization) since January 1995. Prior thereto, he was Representative to the United States Congress from Minnesota's First
                                        Congressional District. Lives in Waseca, Minnesota.

Donald C. Willeke                  58   Board member of NS Funds since 1995; member of the Nominating and Audit Board
                                        Committees. Principal of the law firm of Willeke & Daniels. Lives in
                                        Minneapolis, Minnesota.

                                    APPENDIX

LIFE & ANNUITY TRUST        NORWEST SELECT TRUST
111 CENTER STREET           TWO PORTLAND SQUARE
LITTLE ROCK, AR 77201       PORTLAND, ME 04101

    BY MY SIGNATURE BELOW, I APPOINT R. GREG. FELTUS, RICHARD H. BLANK, JR. AND MICHAEL W. NOLTE (OFFICERS OF LIFE & ANNUITY TRUST), THOMAS G. SHEEHAN, DON L. EVANS AND DAVID I. GOLDSTEIN (OFFICERS OF NORWEST SELECT TRUST) AS MY PROXIES AND ATTORNEYS TO VOTE ALL FUND SHARES OF THE PORTFOLIO(S) IDENTIFIED BELOW THAT I AM ENTITLED TO VOTE AT THE SPECIAL MEETING(S) OF SHAREHOLDERS OF LIFE AND ANNUITY TRUST (THE "LAT FUNDS") AND NORWEST SELECT TRUST (THE "NAF FUNDS") TO BE HELD AT THE OFFICES OF MORRISON & FOERSTER LLP, 2000 PENNSYLVANIA AVENUE, N.W., WASHINGTON, D.C. ON THURSDAY, AUGUST 5, 1999 AT 10:00 A.M. (EASTERN TIME), AND AT ANY ADJOURNMENTS OF THE MEETING. THE PROXIES SHALL HAVE ALL THE POWERS THAT I WOULD POSSESS IF PRESENT. I HEREBY REVOKE ANY PRIOR PROXY, AND RATIFY AND CONFIRM ALL THAT THE PROXIES, OR ANY OF THEM, MAY LAWFULLY DO. I ACKNOWLEDGE RECEIPT OF THE NOTICE OF SPECIAL SHAREHOLDERS MEETING AND THE COMBINED PROXY STATEMENT DATED MAY 25, 1999.

    THIS PROXIES SHALL VOTE MY SHARES ACCORDING TO MY INSTRUCTIONS GIVEN BELOW WITH RESPECT TO THE PROPOSAL. IF I DO NOT PROVIDE AN INSTRUCTION, I UNDERSTAND THAT THE PROXIES WILL VOTE MY SHARES IN FAVOR OF THE PROPOSAL. THE PROXIES WILL VOTE ON ANY OTHER MATTER THAT MAY ARISE IN THE MEETING ACCORDING TO THEIR BEST JUDGMENT.

    THIS PROXY IS SOLICITED BY THE BOARDS OF TRUSTEES OF THE LAT AND NAF FUNDS, WHICH UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

    PLEASE VOTE THE SHARES I HAVE INDICATED BELOW IN THE FOLLOWING MANNER:

    1. To reorganize the Fund into a Fund of Wells Fargo Variable Trust, a new Delaware business trust.

    / / FOR                        / / AGAINST                       / / ABSTAIN

Name of Fund ------------------------------    --------------------------------------------
                                               Signature of Shareholder

No. of Shares -------------------------------  --------------------------------------------
                                               Signature of Shareholder

NOTE: PLEASE MAKE SURE THAT YOU COMPLETE, SIGN AND DATE YOUR PROXY CARD. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON YOUR ACCOUNT. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE YOUR FULL TITLE AS SUCH. EACH JOINT OWNER SHOULD SIGN PERSONALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER.

FOR YOUR CONVENIENCE, YOU MAY VOTE BY ENCLOSING THE PROXY BALLOT IN THE ENCLOSED POSTAGE PAID ENVELOPE. YOU ALSO MAY VOTE BY CALLING THE TOLL FREE NUMBER PRINTED ON YOUR PROXY BALLOT 24 HOURS A DAY, OR ON THE INERNET AT WWW.PROXYVOTE.COM. A CONFIRMATION OF YOUR TELEPHONE VOTE WILL BE MAILED TO YOU.